                                       Securities and Exchange Commission
                                             Washington, D.C. 20549

                                     --------------------------------------

                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 9, 2003

                                          The Phoenix Companies, Inc.
                           ---------------------------------------------------------
                               (Exact Name of Registrant as Specified in Charter)

            Delaware                                  1-16517                             06-0493340
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  (State or Other Jurisdiction                (Commission File Number)                   (IRS Employer
       of Incorporation)                                                               Identification No.)

              One American Row, Hartford, CT                                      06102-5056
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         (Address of Principal Executive Offices)                                 (Zip Code)

       Registrant's telephone number, including area code:                         (860) 403-5000
                                                                     ------------------------------------------

                                                     NOT APPLICABLE
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                            (Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

        On December 12, 2002, The Phoenix Companies, Inc. filed a Form 8-K that stated it was considering a potential securitization of the residual assets associated with its closed block. The company has now concluded a strategic review and reached a decision not to proceed with the securitization at this time. The company determined that the cost of financing currently exceeds the benefits of the potential uses of the proceeds. The company has developed a transaction structure, however, which would facilitate access to securitization financing in the future.

        Separately, a search continues for a new president of the company's investment management subsidiary,
Phoenix Investment Partners.

                                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE PHOENIX COMPANIES, INC.

Date: April 9, 2003                             By:                     /s/ Carole A. Masters
                                                     ----------------------------------------------------------
                                                     Name:   Carole A. Masters
                                                     Title:  Vice President